VOTING AGREEMENT

     THIS VOTING AGREEMENT ("Agreement") is being executed and delivered as of March 31, 1999, by Robert A. Zummo ("Shareholder") in favor of and for the benefit of Brera SCI, LLC, a Delaware limited liability company (the "Acquiror").

     WHEREAS, Shareholder controls the right to vote 976,576 shares (the "Shares") of common stock of Safety Components International, Inc., a Dela ware corporation (the "Company"), excluding shares of common stock owned by Francis
X. Suozzi which Shareholder has the right to vote pursuant to the terms of a Reallocation Agreement dated as of May 22,1997.

     WHEREAS,  Acquiror  and the  Company  intend  to  execute  an  Invest  ment
Agreement (the "Investment Agreement") pursuant to which the Acquiror will purchase Series A Convertible Preferred Stock of the Company.

     WHEREAS, Acquiror has required, as a condition to entering into the Investment Agreement, that Shareholder enter into this Agreement.

     NOW, THEREFORE, in order to induce Acquiror to enter into the transactions contemplated by the Investment Agreement, and in further consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

     Section 1. Representation and Warranties. Shareholder represents and warrants to Acquiror that:

            (a) Shareholder is the holder and beneficial owner of the Shares and has good and valid title to the Shares, free and clear of any liens, pledges, security interests, adverse claims, equities, options, proxies, charges, encumbrances or restrictions of any nature. Except as provided in this Agreement, Shareholder has not appointed or granted any proxy or entered into a voting agreement, which appointment, agreement or grant is still effective, with respect to any of the Shares.

            (b) This Agreement and the Proxy (defined below) (the "Transaction Documents") (i) have been, or when executed will be, duly and validly executed on behalf of Shareholder and (ii) constitute, or when executed will consti tute, valid and binding obligations of Shareholder, enforceable against Shareholder in


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accordance with their respective terms,  subject to laws of general  application relating to bankruptcy, insolvency and the relief of debtors, and to rules of law governing specific performance, injunctive relief and other equitable remedies.

            (c) None of the execution, delivery or performance of any Transaction Document will directly or indirectly, (i) result in any violation or breach of any agreement or other instrument to which Shareholder is a party or by which Shareholder or any of the Shares is bound; or (ii) result in a violation of any law, rule, regulation, order, judgment or decree to which Shareholder or any of the Shares is subject. The execution and delivery of this Agreement by Shareholder does not, and the performance of this Agreement by Shareholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmen tal entity.

            (d) The representations and warranties contained in this Shareholder Agreement will be accurate in all material respects at all times through the Expiration Date (defined below) as if made on that date.

     Section 2. Agreement to Vote Shares. During the period from the date of this Shareholder Agreement through the earlier of (i) the date upon which the Investment Agreement is validly terminated, or (ii) the date upon which the share holders of the common stock of the Company approve the transactions contemplated by the Investment Agreement (including without limitation the vesting of voting rights with respect to the Series A Convertible Preferred Stock) (the "Expiration Date"), Shareholder shall cause any holder of record of the Shares or any New Shares to vote such Shares in favor of the transactions contemplated by the Investment Agreement including, without limitation, (A) the approval of the vesting of voting rights in the Series A Convertible Preferred Stock, (B) the issuance of common stock upon the exercise of the conversion rights set forth in the Series A Convertible Preferred Stock and (C) increasing the number of authorized shares of Common Stock of the Corporation from 10,000,000 to 30,000,000 shares, at every meeting of the shareholders of the Company, however called (and every adjournment or postponement thereof), or by written consent in lieu of such a meeting or otherwise.

     Section 3. Irrevocable Proxy. Concurrently with the execution of this Agreement, Shareholder agrees to deliver to Acquiror a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permitted by law, with respect to the Shares, and shall be deemed to be coupled with an interest. Shareholder understands and agrees that such proxy shall be used in the event that Shareholder fails or is unable to vote the Shares or the New Shares, if any, in accordance with Section 2.



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     Section 4. Transfer and  Encumbrance.  Shareholder  agrees not to transfer, sell, offer or otherwise dispose of or encumber any of the Shares or any new Shares into a voting trust or grant a proxy to enter into a voting agreement or similar agreement with respect to any of the Shares from the date of this Agreement through the Expiration Date, unless such transferee agrees to assume Shareholder's obliga tions under this Agreement in a form reasonably acceptable to Acquiror.

     Section 5. Additional Purchases. Shareholder agrees that any shares of capital stock of the Company acquired by Shareholder on or after the date of this Agreement shall be subject to the terms of this Agreement to the same extent as if they constituted Shares. For purposes of this Agreement, the term "New Shares" shall mean any shares of capital stock of the Company that Shareholder purchases or otherwise acquires beneficial ownership of, or acquires the right to vote or share in the voting of, after the execution of this Agreement, whether through the exercise of any option or warrant to purchase such capital stock, or otherwise.

     Section 6. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Acquiror any direct or indirect ownership or incidence of ownership of or with respect to any Shares or New Shares. All rights, ownership, and economic benefits of and relating to the Shares and to options to acquire Shares shall remain and belong to Shareholder, and Acquiror shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct Shareholder in the voting of any of the Shares, except as otherwise expressly provided herein.

     Section 7. Specific Performance. Shareholder agrees that in the event of any breach or threatened breach by Shareholder of any covenant, obligation or other provision contained in this Agreement, Acquiror shall be entitled (in addition to any other remedy that may be available to it) to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

     Section 8. Notices. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if con tained in a written instrument and shall be deemed given if delivered personally or sent by nationally recognized overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


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

                  If to Acquiror:

                  Brera SCI, LLC
                  c/o Brera Capital Partners, LLC
                  712 Fifth Avenue, 34th Floor
                  New York, New York 10019
                  Attn:  Jun Tsusaka
                  Tel.:   212-835-1350
                  Fax.:  212-835-1398

                  with a copy to:

                  Skadden, Arps, Slate,
                    Meagher & Flom (Illinois)
                  333 West Wacker Drive
                  Suite 2100
                  Chicago, Illinois 60606
                  Attn:  Peter C. Krupp
                  Tele  312-407-0700
                  Fax:  312-407-0411

                  if to Shareholder:

                  Robert A. Zummo
                  c/o Safety Components International, Inc.
                  2160 North Central Road
                  Fort Lee, New Jersey  07024
                  Telephone:  (201) 592-0008
                  Fax:  (201) 592-7501

     All such notices and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a telecopy, when the party receiving such copy shall have confirmed receipt of the communication, and (c) in the case of delivery by nationally recognized overnight courier, on the business day following dispatch.

     Section 9. Severability. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or enforce able in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circum stances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other


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


circumstances or in any other jurisdiction, and (c) such invalidity of enforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

     Section 10. Governing Law. This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of New York (without giving effect to principles of conflicts of laws that might refer the gover nance or the construction of this Agreement to the law of another jurisdiction).

     Section 11. Waiver. No failure on the part of Acquiror to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Acquiror in exercising any power, right, privilege or remedy under this Agree ment, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any other such power, right, privilege, or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Acquiror shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

     Section 12. Captions. The captions in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

     Section 13. Further Assurances. Shareholder shall execute or cause to be delivered to Acquiror or the Company such instruments and other documents and shall take such other actions as Acquiror may reasonably request to effectuate the intent and purposes of this Agreement.

     Section 14. Entire Agreement. This Agreement sets forth the entire understanding of Shareholder and Acquiror relating to the subject matter hereof and supersedes all prior agreements and understandings between such parties relating to the subject matter hereof.

     Section 15.  Amendments.   This  Agreement  may not be  amended,  modified,
altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Acquiror and Shareholder.

     Section 16. Assignment. This Agreement and all obligations of the Shareholder hereunder are personal to Shareholder and may not be transferred or assigned by Shareholder at any time. Acquiror may assign its rights under this Agreement to its affiliates at any time.

     Section 17. Binding Nature. Subject to Section 16, this Agreement will be binding upon Shareholder and Shareholder's representatives, executors, administrators, estate, heirs, successors and assigns, and will inure to the benefit of Acquiror and its successors and assigns. Without limiting the generality of anything contained in Section 4, if any person or entity shall acquire Shares or New Shares from Shareholder in any manner, whether by operation or law or otherwise, such Shares shall be held subject to all the terms and provisions of this Agreement, and by taking and holding such Shares, such person or entity shall be conclusively deemed to have agreed to be bound and to comply with all the terms and provisions of this Agreement. Without limiting the foregoing, Shareholder agrees that the obligations of Shareholder hereunder shall not be terminated by operation of law, whether by death or incapacity of Shareholder, or, in the case of a trust, by the death or incapac ity of any trustee or the termination of such trust.

     Section 18. Attorneys' Fees and Expenses. If any legal action or other legal proceeding relating to the enforcement of any position of this Agreement is brought against Shareholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements including without limitation at the pre-trial and appellate stages of any proceeding (in addition to any other relief to which the prevailing party may be entitled).

    Section 19. Survival. The representations and warranties contained in this Agreement shall survive the Expiration Date.

     Section 20. Termination. This Agreement will terminate as of the termination of the Investment Agreement.



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



                  IN WITNESS WHEREOF, the undersigned has executed and delivered this VOTING AGREEMENT as of the date first written above.


                                         ROBERT A. ZUMMO

                                     /S/ Robert A. Zummo
                                     -------------------




SHARES OF THE COMPANY
BENEFICIALLY OWNED:


976,576 shares of the
Common Stock of the Company


AGREED AND ACCEPTED:


BRERA SCI, LLC



By:/S/ BRERA SCI, LLC
---------------------

                                    EXHIBIT A

                            LIMITED IRREVOCABLE PROXY

     The undersigned shareholder of Safety Components International, Inc., a Delaware corporation (the "Company"), hereby irrevocably appoints Brera SCI, LLC, a Delaware limited liability company and its affiliates, and each of them, the attorneys and proxies of the undersigned, with full power of substitution and resubstitition, to vote the shares of capital stock of the Company which the under signed is entitled to vote at any meeting of the shareholders of the Company (and every adjournment or postponement thereof) or by written consent in lieu of such a meting or otherwise, which shares are listed below (the "Shares"), and any and all other shares of capital stock of the Company acquired by the undersigned (or which the undersigned is otherwise entitled to vote) on or after the date hereof (the "New Shares"), but only with respect to approval of the consummation of the transactions contemplated by the Investment Agreement including, without limitation, (A) the vesting of voting rights in the Series A Convertible Preferred Stock, (B) the issuance of common stock upon the exercise of the conversion rights set forth in the Series A Convertible Preferred Stock and (C) increasing the number of authorized shares of Common Stock of the Corporation from 10,000,000 to 30,000,000 shares (the "Identified Matters"). Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and the New Shares, if any, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked, but only to the extent that they relate to the Identified Matters, and no subsequent proxies will be given with respect to the Identified Matters. This proxy is irrevocable and coupled with an interest and is granted in connection with that certain Voting Agreement, dated as of the date hereof, executed by the undersigned shareholder in favor of Acquiror, and is granted in consideration of Acquiror entering into the Investment Agreement. Terms used but not defined in this proxy shall have the meanings given to them in the Voting Agreement. The attorneys and proxies named above will be empowered at any time prior to the termination of the Investment Agreement (i) to exercise all voting and other rights of the undersigned with respect to the Shares and the New Shares, if any (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares, if any), but only with respect to the Identified Matters, at every meeting of the shareholders of the Company (and every adjourn ment or postponement thereof) or by written consent in lieu of such a meeting, or otherwise, and (ii) to vote the Shares and the New Shares, if any, in favor of approval of the Identified Matters and the other actions and transactions contemplated by the Investment Agreement (including, without limitation, any amendment of the Com pany's articles of incorporation required in connection therewith). This limited irrevocable proxy will terminate as of the termination of the Investment Agreement.

         Any obligations of the undersigned pursuant to this Limited Irrevocable Proxy shall be binding upon the successors and assigns of the undersigned.


Dated as of:  March 31, 1999

                                                    ROBERT A. ZUMMO
                                                    /S/ Robert A. Zummo
                                                    -----------------------


SHARES WHICH SHAREHOLDER
IS ENTITLED TO VOTE:


976,576 shares of the common stock,
par value $.01 per share, of Safety
Components International, Inc.